Exhibit 10.3(v)

OMNIBUS AMENDMENT
TO MASONITE INTERNATIONAL CORPORATION
RESTRICTED STOCK UNIT AGREEMENTS,
PERFORMANCE RESTRICTED STOCK UNIT AGREEMENTS, AND STOCK APPRECIATION RIGHTS AGREEMENTS
THIS OMNIBUS AMENDMENT TO MASONITE INTERNATIONAL CORPORATION RESTRICTED STOCK UNIT AGREEMENTS, PERFORMANCE RESTRICTED STOCK UNIT AGREEMENTS, AND STOCK APPRECIATION RIGHTS AGREEMENTS (this “Amendment”), is made effective as of December 31, 2017, by and between Masonite International Corporation, a British Columbia corporation (the “Company”), and Gail N. Auerbach (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the applicable Award Agreement (as defined below).

WHEREAS, the Company has granted certain restricted stock units (“RSUs”), performance restricted stock units (“PRSUs”), and stock appreciation rights (“SARs”) to the Executive pursuant to the Masonite International Corporation Amended and Restated 2012 Equity Incentive Plan, as amended from time to time ( the “Plan”), and the following award agreements thereunder (collectively, the “Award Agreements”):

•	Restricted Stock Unit Agreement, dated as of February 27, 2015 (for 2,255 RSUs);

•	Restricted Stock Unit Agreement, dated as of February 29, 2016 (for 1,881 RSUs);

•	Restricted Stock Unit Agreement, dated as of February 27, 2017 (for 1,425 RSUs) (collectively, the “RSU Agreements”);

•	Performance Restricted Stock Unit Agreement, dated as of February 27, 2015 (for 3,382 PRSUs);

•	Performance Restricted Stock Unit Agreement, dated as of February 29, 2016 (for 3,135 PRSUs);

•	Performance Restricted Stock Unit Agreement, dated as of February 27,2017 (for 2,376 PRSUs) (collectively, the “PRSU Agreements”);

•	Stock Appreciation Rights Agreement, dated as of August 6, 2013 (for 6,500 SARs);

•	Amended and Restated Stock Appreciation Rights Agreement, dated as of February 29, 2016 (for 4,362 SARs); and

•
Stock Appreciation Rights Agreement, dated as of February 27, 2017 (for 3,231 SARs) (collectively, the “SAR Agreements”) (the RSU Agreements, the PRSU Agreements and the SAR Agreements are collectively referred to as the “Award Agreements”).

WHEREAS, effective as of December 31, 2017 (the “Effective Date”), the Executive’s employment with the Company has been terminated and the parties desire to enter into a consulting agreement pursuant to which the Executive will be retained as a consultant to perform certain consulting services for the Company in accordance with the terms and conditions thereof; and
WHEREAS, the Executive and the Company agree that the Executive has forfeited all of her rights under the 2017 PRSU Agreement and desire to terminate the 2017 PRSU Agreement; and

WHEREAS, the Executive and the Company mutually desire to amend each of the Award Agreements other than the 2017 PRSU Agreement (which is being terminated) to reflect certain changes to the terms thereof relating to continued service and vesting as set forth herein.
NOW, THEREFORE, as of the Effective Date, each of the Award Agreements other than the 2017 PRSU Agreement is hereby amended as follows:

2017 PRSU Agreement

1.	The Company and the Executive agree that the Executive has forfeited all rights under the 2017 PRSU Agreement and that the 2017 PRSU Agreement is terminated and of no further force and effect.
2016 PRSU Agreement

2.
The Company and the Executive agree that Executive has forfeited 1,045 Performance Restricted Stock Units subject to the 2016 PRSU Agreement and the 2016 PRSU Agreement is hereby amended by substituting the number “2,090” for the number “3,135” on page 1 of the 2016 PRSU Agreement.

2015 PRSU Agreement and 2016 PRSU Agreement

3.
Section 3 (Vesting) of the 2015 PRSU Agreement and the 2016 PRSU Agreement are hereby amended by substituting the term “service” for the term “employment” where such latter term appears in Subsection 3(a) (ii) thereof.

RSU Agreements

4.
Section 3 (Vesting) of each of the RSU Agreements is hereby amended by substituting the terms “providing services to” for the terms “employed by” where such latter terms appear in Section 3(a) thereof.

SAR Agreements

5.	Subsection 3(b) (Accelerated Vesting) of the SAR Agreements is hereby amended and restated in its entirety as follows:
“(b)    RESERVED.”

6.	Subsections 4(a)–(d) of the SAR Agreements is hereby amended and restated in its entirety as follows:

a.	“Termination.” In the event of the Participant’s Termination for any reason, the vested portion of the SAR shall remain exercisable for thirty (90) days from the date of such Termination.

7.	Subsection 4(e) of the 2013 SAR Agreement is amended by renumbering it as Section 4(b).”

8.	Subsections 4(e) and 4(f) of the 2016 SAR Agreement and the 2017 SAR Agreement are amended by renumbering them as “Section 4(b)” and “Section 4(c)”, respectively.
RSU Agreements and 2015 and 2016 PRSU Agreements

9.	Subsections 3(b) (Certain Terminations) and 3(c) (Change in Control) of each of the RSU Agreements and the 2015 and 2016 PRSU Agreements are hereby amended and restated in their entirety as follows:

“(b)    RESERVED.
“(c)    RESERVED.”
RSU Agreements, 2015 and 2016 PRSU Agreements, and SAR Agreements

10.
Section 7 (Restrictive Covenants) of each of the RSU Agreements, the 2015 PRSU Agreement and the 2016 PRSU Agreement and Section 8 (Restrictive Covenants) of each of the SAR Agreements are hereby amended by substituting the terms “service” and “provide services to” for the terms “employment” and “be employed by,” respectively, where such latter terms appear in Subsections 7(a), 7(b) and 7(c) of the RSU Agreements and the 2015 PRSU Agreement and the 2016 PRSU Agreement and in Subsections 8(a), 8(b) and 8(c) of the SAR Agreements, respectively.

11.	The section entitled “No Right to Employment” of each of the Award Agreements is hereby deleted in its entirety and replaced with the following new section:
“No Right to Service. Any questions as to whether and when there has been a termination of such service and the cause of such termination shall be determined in the sole discretion of the Committee. Nothing in this Agreement shall interfere with or limit in any way the right of the Company to terminate the Participant’s service at any time, for any reason and with or without cause.”

12.	The definition of “Non-Compete Period” of each of the Award Agreements is hereby amended and restated in its entirety as follows:
“Non-Compete Period” means the period beginning on December 31, 2017 and ending on March 1, 2021.

13.	This Amendment shall be and is hereby incorporated in and forms a part of each of the Award Agreements.

14.	All other terms and provisions of each of the Award Agreements shall remain unchanged except as specifically modified herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MASONITE INTERNATIONAL CORPORATION

By:___________________________
Name:
Title:

EXECUTIVE

By:
Gail N. Auerbach

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